Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophes; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; and (ix) future terrorist attacks.

AGENDA Second Quarter 2003 Financial Highlights Segment Information Operating Statistics Significant Events Reserve Actions Company Wide Quota Share Firstar 2003 Guidance Q&A

Second Quarter Highlights For the Three Months % Ended June 30, Increase 2003 2002 (Decrease) Net Operating Income ........................................ $4.0 $11.0 (63.6)% A-T Realized Investment Gains (Losses)................... $(0.4) $(2.0) Net Income....................................................... $3.6 $9.0 (60.0)% Diluted Operating Earnings Per Share................... $0.18 $0.49 A-T Realized Investment Gains (Losses) Per Share... $(0.02) $(0.09) Diluted Earnings Per Share.................................. $0.16 $0.40 Net Loss and Loss Adjustment Expense Ratio.......... 76.6% 60.7% Acquisition and Underwriting Expense Ratio.......... 26.5% 31.0% Combined Ratio 103.1% 91.7% (in millions, except per share data)

Year-to-Date Highlights For the Six Months % Ended June 30, Increase 2003 2002 (Decrease) Net Operating Income ........................................ $18.0 $21.7 (17.0)% A-T Realized Investment Gains (Losses)................... $(1.1) $(2.1) Net Income....................................................... $16.9 $19.6 (13.8)% Diluted Operating Earnings Per Share................... $0.81 $0.97 A-T Realized Investment Gains (Losses) Per Share... $(0.06) $(0.09) Diluted Earnings Per Share.................................. $0.75 $0.88 Net Loss and Loss Adjustment Expense Ratio.......... 68.0% 60.1% Acquisition and Underwriting Expense Ratio.......... 29.1% 31.1% Combined Ratio 97.1% 91.2% (in millions, except per share data)

Second Quarter Highlights As of June 30, December 31, 2003 2002 Total Shareholders' Equity .......................... $499.5 $477.8 Book Value per Share.................................. $22.84 $21.85 Shares Outstanding.................................... 21,866,961 21,868,877 (in millions, except share and per share data)

2nd Quarter 2003 Gross Written Premiums by Segment For the Three Months Ended June 30 , % 2003 2002 Increase Segment Commercial Lines ............................. $151.5 $108.5 39.6% Specialty Lines.................................. 33.7 27.9 20.8% Personal Lines.................................... 25.7 24.4 5.3% Total.............................................. $210.9 $160.8 31.2% (in millions)

Commercial Lines Segment 71.8% of Second Quarter 2003 GWP 75% 3 to 5 year growth potential Gross Written Premiums 1997 1998 1999 2000 2001 2002 YTD 6/30/03 Commercial Auto 78.3 85.7 89.4 81.6 85 71.7 27.4 Commercial Package 60 79.1 90 136.6 207.8 365.5 231 Specialty Property 1.1 21.6 21.3 23.2 36.7 23.4 $138.3 $165.9 $201.0 $239.5 $316.0 3 Year CAGR 19.3% 5 Year CAGR 43.5% 5 Year CAGR -1.7% (in millions) $281.8 $473.9

Specialty Lines Segment 1997 1998 1999 2000 2001 2002 YTD 6/30/03 20.8 30.4 48.5 68.2 79.3 109.3 71.7 16.0% of Second Quarter 2003 GWP 75% 3 to 5 year growth potential CAGR 1997-2002 = 39.4% Gross Written Premiums (Professional Liability) (in millions)

Gross Written Premiums 1999 2000 2001 2002 YTD 6/30/03 Manufactured Housing 17.3 37.2 40.2 38.4 31 Flood 5.3 10 13.4 15.9 8.9 Homeowners 2.8 7 24.7 26.2 10.8 $54.2 $78.3 12.2% of Second Quarter 2003 GWP 20% 3 to 5 year growth potential Personal Lines $25.4 2 year CAGR 110.7% 2 year CAGR 44.2% 3 year CAGR 30.4% (in millions) $80.5 $50.7

Gov't. 1.1 Corp. Bonds 19.6 MBS/CMO 8.6 Common Stock 4.9 All Other 1.7 Cash Equivalents 5 Municipal Bonds 31.7 Asset Backed Securities 27.4 High Quality Investment Portfolio Corporate Bonds Common Stock Cash Equivalents Municipal Bonds As of June 30, 2003 Portfolio market value - $1,128.6mm Fixed income securities Average lowest rating AA+ Portfolio duration 3.2 years 4.8% taxable equivalent yield Quality long-term growth stocks 27.4% 19.6% 31.7% 5.0% All Other 1.7% 8.6% MBS/CMO 4.9% Asset Backed Securities Government Bonds 1.1%

Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines - 94.5% Specialty Lines - 93.6% Price Increases Commercial Lines - 6% Specialty Lines - 15% Quarter to Quarter New Business Growth (Count) 2Q: 02 - 3,867 2Q: 03 - 4,625 20%

Significant Events Reserve Actions $9.0MM Favorable Development Principally in Property Lines of Commercial Package Products Residual Value Reserves $33MM Charge Gross & Net of Reinsurance $56.5MM In Reserves @6/30/03 2nd Quarter OP EPS Cost - $.69 The Market Mainheim Used Vehicle Value Index June 2002 - 112 June 2003 - 104 Used Automobile Prices Increased by 1.5% in June 2003

Significant Events Reserve Actions (Continued) Residual Value (Continued) The Portfolio Statistics Loss Frequency - 42.1% Average Loss - $2,255 Remaining # Units 6/30/03 61,038 12/31/03 37,662 12/31/04 9,606 12/31/05 1,312

Significant Events Company Wide Quota Share Purpose Protect Surplus by Lowering Operating Leverage Allows Surplus Growth to Catch Up To Premiums Maintain A+ A.M. Best Rating Details Term: 4/1/03 - 12/31/03 Insurer - Swiss Re (A++ Security) 78/22% Quota Share 33.0% Ceding Commission 2nd Quarter OP EPS Cost - $.07 Subject Premium - All Net Business

Significant Events Firstar Litigation Discovery Continuing Trial Date - February 2004

2003 Guidance Operating EPS - $2.60 - $2.75 Moderating Price Increases Unchanged Investment Environment Combined Ratio in the High 80s

Philadelphia Consolidated Holding Corp. Founded 1962